1ST SECURITY BANK

FS BANCORP, INC.

INVESTOR PRESENTATION

November 2020


1ST SECURITY BANK

"…Build a truly great place to work and bank."

-FSBW Vision Statement

Forward Looking Statements

When used in this presentation and in other documents filed with or furnished to the Securities and Exchange Commission (the "SEC"), in presentations or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "believe," "will," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events, many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially, from those currently expected or projected in these forward-looking statements. Factors that could cause the Company's actual results to differ materially from those described in the forward-looking statements, include but are not limited to, the following: the effect of the COVID-19 pandemic, including on FS Bancorp, Inc. (the "Company") credit quality and business operations, as well as its impact on general economic and financial market conditions and other uncertainties resulting from the COVID-19 pandemic, such as the extent and duration of the impact on public health, the U.S. and global economies, and consumer and corporate customers, including economic activity, employment levels and market liquidity; increased competitive pressures; changes in the interest rate environment; changes in general economic conditions and conditions within the securities markets, including as a result of the COVID-19 pandemic; the Company's ability to execute its plans to grow its residential construction lending, mortgage banking, and warehouse lending operations, and the geographic expansion of its indirect home improvement lending; secondary market conditions for loans and the Company's ability to originate loans for sale and sell loans in the secondary market; legislative and regulatory changes; and other factors described in the Company's latest Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other filings with the SEC which are available on its website at www.fsbwa.com and on the SEC's website at www.sec.gov. Any of the forward-looking statements that the Company makes in this presentation and in the other public statements are based upon management's beliefs and assumptions at the time they are made and may turn out to be incorrect because of the inaccurate assumptions the Company might make, because of the factors illustrated above or because of other factors that cannot be foreseen by the Company. Therefore, these factors should be considered in evaluating the forward looking statements, and undue reliance should not be placed on such statements. The Company does not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause the Company's actual results for 2020 and beyond to differ materially from those expressed in any forward-looking statements made by, or on behalf of the Company and could negatively affect its operating and stock performance.

FRANCHISE OVERVIEW

- **Total Assets:** $2.05 billion (at September 30, 2020)
- **Headquartered:** Mountlake Terrace, WA
- **Branches:** 22 (Including headquarters)
- **Loan Production Offices:** 8
- **ATM Locations:** 25
- **Year Established:** 1936
- **Quarterly Dividend:** $0.21*

1st Security Bank Branches
Aberdeen, Capitol Hill, Centralia, Edmonds, Elma, Hadlock, Lacey, Lynnwood, Mill Creek, Montesano, Ocean Shores, Olympia, Overlake, Port Angeles, Port Townsend, Poulsbo, Puyallup *(2 branches)*, Sequim, Silverdale, Westport

Home Lending Offices
Bellevue, Everett, Mill Creek, Mountlake Terrace, Port Orchard, Poulsbo, Puyallup, Tri-Cities

Administrative Center
Mountlake Terrace


Port Angeles
Sequim
Port Townsend
Everett
Hadlock
Lynnwood
Mill Creek
Edmonds
Mountlake Terrace
Poulsbo
Overlake
Capitol Hill
Bellevue
Port Orchard
Silverdale
Ocean Shores
Westport
Aberdeen
Montesano
Elma
Olympia
Lacey
Puyallup
(2 branches)
Tri-Cities
Centralia

*31st Consecutive Quarterly Dividend Paid

EXECUTIVE MANAGEMENT

	Name	Position	Years with 1st Security Bank	Years in Industry
	Joseph Adams	*Chief Executive Officer*	*18*	*20+*
	Erin Burr	*EVP, Chief Risk Officer*	*11*	*20+*
	Matthew Mullet	*EVP, Chief Financial Officer*	*9*	*20+*
	Kelli Nielsen	*EVP, Retail Banking & Marketing*	*4*	*25+*
	Robert Fuller	*EVP, Chief Credit Officer*	*7*	*30+*
	Lisa Cleary	*Chief Operating Officer*	-	*20+*
	Dennis O'Leary	*EVP, Chief Lending Officer*	*9*	*30+*
	Vickie Jarman	*EVP, Chief Human Resources Officer*	*18*	*15+*
	Donn Costa	*EVP, Home Lending*	*9*	*30+*

CULTURE & HISTORY

Vision — Build a truly great place to work and bank

Mission — Live our Core Values and 'WOW' each other and our customers every day

Guiding Principles
- Employ smart, driven, and nice people
- Emphasis on collaboration
- Best idea wins
- Jim Collins' Good-to-Great Lessons

Year	Milestone
1936	Founded in 1936 as a credit union
2004	Converted to a state chartered mutual savings bank on April 1, 2004
2012	Converted to a stock savings bank on July 9, 2012
2016	Completed a four branch acquisition in Q1 2016 resulting in $186.0M in new relationship based deposits
2017	Raised $27.6M in Capital ($25.6M net) w/secondary offering
2018	Completed Anchor Bancorp acquisition on November 15, 2018
2020	Announced thirty-first consecutive quarterly cash dividend of $0.21 per share

1ST SECURITY BANK

FS BANCORP, INC.

DEPOSIT FRANCHISE

Deposits by County (1)

County	Market Rank	Number of Branches	Deposits In Market ($000)	Deposit Market Share (%)	Percent of State Franchise (%)	Percent of National Franchise (%)	2021 Total Population (Actual)	2020-2021 Population Change (%)	2021-2026 Projected Population Change (%)	2021 Median Household Income ($)	2021-2026 Projected HH Income Change (%)
Washington (WA)											
Snohomish	7	4	692,156	4.65	42.77	42.77	841,173	17.92	6.76	95,185	12.76
Grays Harbor	3	6	204,585	18.67	12.64	12.64	75,963	4.35	3.73	51,695	8.85
Clallam	3	2	183,921	8.00	11.37	11.37	78,293	9.65	5.13	61,183	13.65
King	22	2	149,531	0.14	9.24	9.24	2,298,351	19.01	6.92	105,018	13.75
Jefferson	2	2	131,595	18.97	8.13	8.13	32,743	9.61	5.13	63,086	9.30
Pierce	17	2	99,041	0.69	6.12	6.12	920,730	15.78	6.40	82,380	14.79
Thurston	13	2	81,989	1.60	5.07	5.07	296,606	17.58	6.70	80,139	13.41
Kitsap	14	2	44,965	1.15	2.78	2.78	275,742	9.80	5.17	85,534	13.69
Lewis	9	1	30,470	2.62	1.88	1.88	81,841	8.46	4.85	62,769	13.61
WA Totals		**23**	**1,618,253**		**100.00**	**100.00**	**4,901,442**				
Weighted Average: Washington Franchise								**14.14**	**5.97**	**81,696**	**12.38**
Aggregate: Entire State of Washington							**7,765,146**	**15.47**	**6.29**	**81,728**	**13.01**
Aggregate: National							**330,946,040**	**7.19**	**2.91**	**67,761**	**9.01**

Weighted Average is calculated as the sum of (Percent of State/National Franchise * demographic item) within each market.
Banks, Thrifts, and Savings Banks included (Retail Branches Only)

Note: National Franchise does not include deposits held in U.S. Territories and other non-states, excluding District of Columbia.

Demographic data is provided by Claritas based primarily on US Census data. For non-census year data, Claritas uses samples and projections to estimate the demographic data. SNL performs calculations on the underlying data provided by Claritas for some of the data presented on this page. For more information on Claritas's methodology, see https://www.snl.com/help/Docs/Claritas_Current_Demographic_Methodology.pdf

Washington State Deposit Footprint



Mount Vernon
Oak Harbor
Arlington
Marysville
Everett
Edmonds
Shoreline
Seattle
Bellevue
Kirkland
Sammamish
Renton
Burien
Kent
Covington
Tacoma
Lakewood
Parkland
Bremerton
Shelton
Olympia
Aberdeen
Westport
Chehalis
Port Angeles

(1) From SNL Financial September 30, 2020

LARGEST SNOHOMISH COUNTY BANK

Banks Headquartered in Snohomish County: December 31, 2008

$4.1B* Frontier Bank	$1.6B* Cascade Financial Corporation	$1.3B* CityBank
$520M* Golf Savings Bank	$350M* North County Bank	$255M 1st Security Bank
$243M Coastal Community Bank	$207M* First Heritage Bank	$206M* The Bank of Washington
$185M* Prime Pacific Bank	$149M Pacific Crest Savings Bank	$133M Mountain Pacific Bank
$123M UniBank	$45M* Bank of Everett	

Banks Headquartered in Snohomish County: September 30, 2020

As of September 30, 2020, largest bank headquartered in Snohomish County

$2.1B 1st Security Bank	$1.7B Coastal Community Bank	$504M** Mountain Pacific Bank
$393M UniBank	$251M Pacific Crest Savings Bank	

*Denotes a financial institution no longer headquartered in Snohomish County

** As of June 30, 2020

Note: Dollar amountare for assets

Source: FFIEC Central Data Repository's Public Bank Data Distribution web site & SNL Financial

LONG TERM STRATEGIC PLAN

- ✓ Expansion of commercial business lending program
- ✓ Increase in-house originations of residential mortgage loans which are primarily sold into the secondary market through the mortgage banking platform and commercial real estate lending
- ✓ Maintaining and improving asset quality
- ✓ Emphasize lower cost core deposits to reduce the costs of funding growth
- ✓ Offer a wide range of products and services to meet our customers' banking needs
- ✓ Expand into new markets based on current product offerings

RESPONSE TO THE COVID-19 PANDEMIC

- Offering payment and financial relief (deferrals, interest only) programs for borrowers impacted by the COVID-19 pandemic.
- Participating in the Paycheck Protection Program ("PPP"). 471 funded and active loans totaling $74.1 million as of October 31, 2020 for borrowers in the communities we serve.
- Provided payment relief for approximately 348 borrower requests as of October 31, 2020 on portfolio loans (commercial real estate, commercial business, residential and consumer) totaling $93.7 million in outstanding principal balances as of October 31, 2020. Of the $93.7 million, 50.9% were interest only relief.
- Primary method of relief is to allow the borrower up to 90 day loan payment deferments or a period of interest only payments, and, on a more limited basis waived extension fees, late fees and/or suspended foreclosure proceedings.
- Identified loans that are in industries either directly or indirectly impacted by the COVID-19 pandemic.
- Serving our communities by having all of our branches open and continue to remain flexible as to branch operations based on the guidance provided for the communities in which we operate. The majority of our staff continue to work remotely, where feasible.

RESPONSE TO THE COVID-19 PANDEMIC

Commercial Loans Potentially Impacted by COVID-19 September 30, 2020

Portfolios at Risk	Outstanding Balance	% of Total Loans *
Hospitality	$43.9 million	2.9%
Other	$23.2 million	1.5%
Manufacturing	$18.8 million	1.2%
Food and beverage	$14.3 million	1.0%
Transportation	$5.0 million	0.3%
Education/worship	$4.8 million	0.3%
Construction	$4.3 million	0.3%
Retail	$2.7 million	0.2%
Total	$117.0 million	7.7%

* Excluding loans held for sale ("HFS")

RESPONSE TO THE COVID-19 PANDEMIC

Portfolio loans - Payment and Financial Relief

Deferrals Status by Type ($000's) October 31, 2020


$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
$93,742
$49,011
$25,579
$19,153
Total All Deferrals/IO
Deferral ended
2nd Deferral/IO
Remaining Initial Deferral/IO
CRE
C&I
1-4 family
Consumer

Segment	Total All Deferrals/IO	Deferral ended	2nd Deferral/IO	Remaining Initial Deferral/IO
CRE	$ 53,870	$ 18,605	$ 20,253	$ 15,011
C&I	$ 14,860	$ 7,302	$ 3,479	$ 4,080
1-4 family	$ 17,210	$ 15,364	$ 1,847	$ -
Consumer	$ 7,802	$ 7,740	$ -	$ 62
Total	**$ 93,742**	**$ 49,011**	**$ 25,579**	**$ 19,153**

Loans provided some form of relief as a percentage of total loans excluding HFS is 6.1% as of October 31, 2020

Concentration of relief loans as a percentage of total relief loans


Consumer
8.3%
1-4 family
18.4%
C&I
15.8%
CRE
57.5%

COVID-19 PANDEMIC: RELIEF TRENDS

Relief Trends October 31, 2020 ($000's)


$70,000
$65,000
$60,000
$55,000
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
$53,870
$15,011
$20,253
$18,605
$14,860
$4,080
$3,479
$7,302
$17,210
$-
$1,847
$15,364
$7,802
$62
$-
$7,740
CRE
C&I
1-4 family
Consumer
Total All Deferrals/IO
Still in Initial Deferral/IO
In 2nd Deferral/IO
Deferral ended

FINANCIAL PERFORMANCE

THIRD QUARTER 2020 HIGHLIGHTS

Financial Highlights for Q3 2020	▪ Total assets of \$2.05 billion ▪ Gross loans of \$1.52 billion ▪ Net income of \$12.7 million
Q3 2020	▪ Diluted earnings per share of \$2.94 ▪ Tangible book value per share of \$51.08[(1)] ▪ Announced thirty-first quarterly cash dividend
Selected Performance Ratios	▪ ROAA of 2.51% ▪ ROAE of 24.04% ▪ Net Interest Margin of 3.92% ▪ Efficiency Ratio of 47.11%
Credit Quality Ratios	▪ Non-performing Assets (NPAs) as a percentage of total assets of 0.37% ▪ Allowance for Loan Losses as a percentage of gross loans of 1.63% Note: Gross loans include Anchor loans "net" of fair value discount of \$1.8 million
Capital Position	▪ Currently, all Bank Holding Company (BHC) and Bank ratios are above those to be considered "Well-Capitalized"

(1) Non-GAAP financial measures. See appendix for reconciliation to book value per share (GAAP)

FRANCHISE GROWTH

- Expanded access to the Olympic Peninsula market through our branch and Anchor Bank acquisitions
- Ability to expand commercial real estate lending including "in-city" construction in the Seattle-area marketplace
- Personnel and systems in place to manage increased asset size
- Anchor acquisition fully integrated


Total Assets ($M)
$678
$828
$982
$1.62B
$1.71B
$1.85B
$2.01B
$2.05B
2015
2016
2017
2018
2019
Q1 2020
Q2 2020
Q3 2020

LOAN PORTFOLIO SUMMARY

Gross Loans and Loan Yield ($M) (1)


$555
$656
$827
$1.33B
$1.42B
$1.52B
$1.60B
$1.73B
6.20%
5.78%
5.80%
5.98%
6.22%
5.84%
5.33%
5.09%
2015
2016
2017
2018
2019
Q1 2020
Q2 2020
Q3 2020

Loan Composition at September 30, 2020

Total Gross Loans (excl. loans HFS): $1.52B


Warehouse lending 2%
Commercial real estate 15%
Construction and development 13%
Home equity 2%
One-to-four-family (excludes loans held for sale) 20%
Multi-family 9%
Indirect home improvement and Other consumer 24% (2)
Commercial and industrial 15%

(1) Loans, net of deferred fees, costs, and includes HFS
(2) Other consumer includes marine loans

CONSUMER LENDING

Q3 2020 Highlights

- $364.8 million outstanding
- $55.0 million in dealer originations
  - Up 27% from comparable Q3 2019
- Average yield of 6.97%, down from 7.03% in Q2 2020
- Top 10 dealers accounted for $30.0 million (55%) of loan originations

Q3 2020 Dealer Production by State


Minnesota 0.7%
Colorado 3.0%
Nevada 0.5%
Arizona 1.5%
Idaho 5.6%
California 17.2%
Washington 44.4%
Oregon 27.1%

2009 vs. Q3 2020 Portfolio Credit Quality


2009
Q3'20
16.50%
4.71%
23.20%
16.28%
60.30%
78.74%
<680
680-719
720+
FICO Scores

Consumer Portfolio Characteristics


Auto + Recreational 0.1%
Other 0.5%
Marine 23.3%
Solar 10.4%
Indirect Home Improvement 65.7%

1ST SECURITY BANK FS BANCORP, INC.

HOME LENDING

Q3 2020 Highlights

- One-to-four-family loans originated increased $111.5 million, or 23.3%, to $589.9 million, compared to $478.4 million for the preceding quarter
- Loan Sales: $479.6 million
- Purchase production was 41.4% of one-to-four-family loan originations versus 58.6% for refinance production
- Increases in originations were attributed to stronger year over year purchase activity (up 49% for the comparable 3 months and 22% for the comparable 9 months) and improved refinance activity in response to decreases in market interest rates

Q3 2020 Mortgage Servicing

- Servicing unpaid principal balance: $1.90 billion and 6,374 loans
- Q3 2020 notional servicing: $343.5 million

Quarterly Closed Volume & Cash Margin on Loans Sold



$165.4
$232.9
$244.1
$175.0
$247.3
$479.6
2.57%
2.53%
2.43%
2.40%
1.70%
2.75%
Q3 2015
Q3 2016
Q3 2017
Q3 2018
Q3 2019
Q3 2020

Note: Quarterly closed volume is listed in millions

Home Lending Gain on Sale Revenue as a Percentage of Total Revenue


32%
68%
33%
67%
28%
72%
19%
81%
15%
85%
22%
78%
42%
58%
45%
55%
2015
2016
2017
2018
2019
Q1 2020
Q2 2020
Q3 2020
Banking Revenue
Home Lending Gain on Sale

Total Revenues ($M)


$80
$70
$60
$50
$40
$30
$20
$10
$-
$28
$3
$15
$34
$5
$19
$41
$6
$18
$52
$12
$15
$70
$9
$14
$17
$3
$6
$18
$1
$13
$19
$1
$16
2015
2016
2017
2018
2019
Q1 2020
Q2 2020
Q3 2020
Net Interest Income
Noninterest Income
Gain on Sale

COMMERCIAL BUSINESS LENDING

Q3 2020 Commercial & Industrial (C&I)

- C&I commitments were $422.5 million
- Outstanding balances were $263.8 million at September 30, 2020 relative to $255.7 million at June 30, 2020
- The $8.1 million of quarter over sequential quarter increase in outstanding balances was largely attributed to the originating of $30.4 million in C&I loans ($12.9 million outstanding) partially offset by reduced levels of line utilization at the end of the quarter

Q3 2020 Product Mix ($M)

Outstanding C&I Balance: $263.8 million



Other C&I Loans
$224,276
85%
Const. WH
$29,022
11%
Mtg. WH
$10,460
4%

(1) WH =Warehouse

CONSTRUCTION & DEVELOPMENT LENDING

Q3 2020 Highlights

- $335.6 million committed
- $191.9 million outstanding
- Growth in owner-occupied & manufactured homes under construction
  - Custom/MF are $22.4 million committed/$13.7 million outstanding
- 5.68% average coupon rate
- Majority of originations in King County
- Focus on "in-city", infill speculative lending to a select group of relationship customers

Quarterly C&D Loans Outstanding ($M)


$78.0
$90.5
$129.4
$191.2
$200.3
$191.9
Q3 2015
Q3 2016
Q3 2017
Q3 2018
Q3 2019
Q3 2020

ASSET QUALITY

Non-performing Assets ($M)(1)(2)


$1.0
$0.7
$1.0
$4.6
$3.2
$3.3
$8.0
$7.7
0.15%
0.09%
0.11%
0.26%
0.19%
0.18%
0.40%
0.37%
2015
2016
2017
2018
2019
Q1 2020
Q2 2020
Q3 2020

Net Charge-offs (Recoveries)/ Average Loans


0.11%
(0.00)%
0.03%
0.00%
0.05%
0.01%
0.00%
(0.04)%
2015
2016
2017
2018
2019
Q1 2020
Q2 2020
Q3 2020

(1) Non-performing Assets consists of non-performing loans (which include non-accruing loans and accruing loans more than 90 days past due), foreclosed real estate and other repossessed assets
(2) Percentage is non-performing assets/total assets

DEPOSIT COMPOSITION AND GROWTH

September 30, 2020

Total Deposits: $1.61 billion


Certificates of deposits over $250,000
$68,242
Noninterest-bearing checking
$356,843
(1)
Interest-bearing checking
$229,576
MMDA and Savings
$522,471
Certificates of deposits under $250,000
$436,087

Total Deposits ($M) and Cost of Deposits (%)


$485
$713 (2)
$830
$1.27B (3)
$1.39B
$1.45B
$1.61B
$1.61B
0.69%
0.48%
0.50%
0.80%
1.21%
1.08%
0.84%
0.65%
2015
2016
2017
2018
2019
Q1 2020
Q2 2020
Q3 2020

(1) Noninterest-bearing checking includes escrow accounts related to mortgages serviced
(2) Branch acquisition during Q1 2016
(3) Anchor acquisition in Q4 2018

COMPOSITION COMPARISON YEAR OVER YEAR

September 30, 2020

Total Deposits: $1.61 billion


Checking
36%
Certificates of deposits
31%
MMDA and Savings
33%

September 30, 2019

Total Deposits: $1.39 billion


Checking
34%
Certificates of deposits
39%
MMDA and Savings
27%

1ST SECURITY BANK

FS BANCORP, INC.

INCOME STATEMENT TRENDS

Net Income ($M)



$8.9
$10.5
$14.1
$24.3*
$22.7
$5.2
$10.0
$12.7
2015
2016
2017
2018
2019
Q1 2020
Q2 2020
Q3 2020

Total Revenues ($M)



$105
$85
$65
$45
$25
$5
-$15
$45.6
$57.4
$64.6
$78.9
$93.3
$26.4
$32.0
$36.4
2015
2016
2017
2018
2019
Q1 2020
Q2 2020
Q3 2020
Net Interest Income
Non-Interest Income
Total Revenue

Total Noninterest Expense ($M)



$28.8
$38.9
$44.0
$48.8
$62.3
$16.2
$14.6
$17.2
2015
2016
2017
2018
2019
Q1 2020
Q2 2020
Q3 2020

*Includes $7.4 million in Bargain Purchase Gain (BPG)

SELECTED PERFORMANCE RATIO TRENDS

ROAA


1.52%
1.31%
1.48%
2.07%
1.38%
1.20%
2.08%
2.51%
2015
2016
2017
2018
2019
Q1 2020
Q2 2020
Q3 2020

ROAE


12.73%
13.84%
12.25%
18.14%
11.92%
10.23%
19.77%
24.04%
2015
2016
2017
2018
2019
Q1 2020
Q2 2020
Q3 2020

Efficiency Ratio


64.95%
67.78%
66.95%
61.87%
66.78%
61.39%
45.71%
47.11%
2015
2016
2017
2018
2019
Q1 2020
Q2 2020
Q3 2020

Net Interest Margin


5.01%
4.43%
4.72%
4.61%
4.53%
4.30%
3.91%
3.92%
2015
2016
2017
2018
2019
Q1 2020
Q2 2020
Q3 2020

1ST SECURITY BANK

FS BANCORP, INC.

BUILDING STOCKHOLDER VALUE

Diluted Earnings Per Share


$2.93
$3.51
$4.28
$6.29
$5.01
$1.14
$2.30
$2.94
2015
2016
2017
2018
2019
Q1 2020
Q2 2020
Q3 2020

Reported Book Value Per Share


$25.18
$28.32
$34.47
$41.19
$45.85
$47.29
$50.08
$52.82
2015
2016
2017
2018
2019
Q1 2020
Q2 2020
Q3 2020

CAPITAL STRATEGY

Franchise Growth

- Continued organic asset growth across our diverse group of lending channels
- Expand commercial business lending including construction lending inline with regulatory guidance for oversight on construction concentrations above 100% of total risk-based capital
- Continued investment in the Bank's business lending platform and Small Business Administration lending
- Focus on core deposit generation to fund asset growth

Dividends

- Will pay thirty-first consecutive quarterly cash dividend on November 19, 2020
- Dividends increased $0.06, or 40%, since the first quarter of 2019

Shareholder Value

- Continued focus on increasing shareholder value through our business plan execution
- Repurchased 11,010 shares of common stock during the third quarter 2020 at an average price per share of $40.61

INVESTMENT HIGHLIGHTS

- Seasoned management team with deep local market knowledge
- Robust, diversified growth in consumer, commercial, and real estate lending
- Stable core deposit growth
- Diverse revenue metrics
- Attractive core banking markets
- Focused credit team with experience in credit management

CONTACT INFORMATION

Matthew Mullet
mattm@fsbwa.com
Chief Financial Officer
(425) 697-8026

Administrative Center
6920 220th Street Southwest
Mountlake Terrace, Washington 98043

APPENDIX

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

Non-GAAP Financial Measures

This presentation includes unaudited non-GAAP financial measures, including tangible book value per share. We present non-GAAP financial measures herein because our management believes that such information provides useful information about our operating performance. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. The presentation of non-GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP.

($ in 000's)	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019
Stockholders' equity	$ 220,550	$ 208,641	$ 200,829	$ 200,242	$ 194,257
Goodwill and core deposit intangible, net	(7,240)	(7,416)	(7,593)	(7,769)	(7,959)
Tangible common stockholders' equity	$ 213,310	$ 201,225	$ 193,236	$ 192,473	$ 186,298
Common shares outstanding at end of period	4,175,598	4,165,944	4,246,619	4,366,984	4,354,335
Common stockholders' equity (book value) per share (GAAP)	$ 52.82	$ 50.08	$ 47.29	$ 45.85	$ 44.61
Tangible common stockholders' equity (tangible book value)*	$ 51.08	$ 48.30	$ 45.50	$ 44.08	$ 42.79

*Per share (non-GAAP)

Source: Press Release

($ in 000's)	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019
Stockholders' equity	$ 220,550	$ 208,641	$ 200,829	$ 200,242	$ 194,257
Common shares outstanding at end of period	4,175,598	4,165,944	4,246,619	4,366,984	4,354,335
Common stockholders' equity (book value) per share (GAAP)	$ 52.82	$ 50.08	$ 47.29	$ 45.85	$ 44.61

Source: FS Bancorp, Inc.; Press Release Released on October 26, 2020